THIS  NOTE  AND  THE  SECURITIES  ISSUABLE  UPON  THE  CONVERSION  HEREOF

HAVE   NOT   BEEN   REGISTERED   UNDER   THE   SECURITIES   ACT   OF   1933,   AS

AMENDED.     THEY   MAY   NOT   BE   SOLD,   OFFERED   FOR   SALE,   PLEDGED   OR

HYPOTHECATED    IN    THE    ABSENCE    OF    AN    EFFECTIVE    REGISTRATION

STATEMENT  AS  TO  THE  SECURITIES  UNDER  SAID  ACT  OR  AN  OPINION  OF

COUNSEL  SATISFACTORY  TO  THE  COMPANY  THAT  SUCH  REGISTRATION  IS

NOT REQUIRED.

M EDIJ ANE H OLDINGS I NC.

C ONVERTIBLE P ROMISSORY N OTE

U.S.$1,200,000

December 23, 2014

FOR   VALUE   RECEIVED,   M EDIJ ANE   H OLDINGS   I NC. ,   a   Nevada   corporation

(“MJMD”),  promises  to  pay  to  CannaVest  Corp.,  a  Delaware  corporation  (“Investor”),  or  its permitted  assigns,  in  lawful  money  of  the  United  States  of  America  the  principal  sum  of  One

Million  Two  Hundred  Thousand  Dollars  (U.S.  $1,200,000),  or  such  lesser  amount  as  shall  equal the  outstanding  principal  amount  hereof,  together  with  interest  from  the  date  of  this  Convertible

Promissory  Note  (this  “Note”)  on  the  unpaid  principal  balance  at  a  rate  equal  to  ten  percent

(10)%  per  annum,  computed  on  the  basis  of  the  actual  number  of  days  elapsed  and  a  year  of  365 days.  All unpaid principal, together with any then unpaid and accrued interest and other amounts payable  hereunder,  shall  be  due  and  payable  on  the  earlier  of  (i)  the  date  that  is  six  (6)  months from the date of this Note referenced above (the “Maturity Date”), (ii) immediately upon or after the  occurrence  of  an  Event  of  Default  (as  defined  below),  or  (iii)  pursuant  to  a  Change  of

Control.

The  following  is  a  statement  of  the  rights  of  Investor  and  the  conditions  to  which  this

Note is subject, and to which Investor, by the acceptance of this Note, agrees:

1.

Definitions.    As  used  in  this  Note,  the  following  capitalized  terms  have  the following meanings:

(a)

“Affiliate” means means, with respect to any Person, any other Person that directly  or  indirectly  controls,  is  controlled  by,  or  is  under  common  control  with,  such  Person,  it being  understood  for  purposes  of  this  definition  that  “control”  of  a  Person  means  the  power directly  or  indirectly  either  to  vote  10%  or  more  of  the  stock  having  ordinary  voting  power  for the  election  of  directors  of  such  Person  or  direct  or  cause  the  direction  of  the  management  and policies of such Person whether by contract or otherwise.

(b)

“Bloomberg” means Bloomberg, L.P.

(c)

“Business  Day”  means  any  day  other  than  a  Saturday,  Sunday  or  any other  day  on  which  nationally  chartered  banks  are  authorized  to  be  closed  in  the  State  of  New

York.

DOCS 120416-000001/2107904.1

(d)

“Change  of  Control”  shall  mean  (i)  the  acquisition  of  MJMD  by  another entity by means of any transaction or series of related transactions (including, without limitation,

any stock acquisition, reorganization, merger or consolidation but excluding any sale of stock for capital  raising  purposes)  other  than  a  transaction  or  series  of  transactions  in  which  the  holders  of

the  voting  securities  of   MJMD outstanding  immediately  prior  to  such  transaction  continue  to retain  (either  by  such  voting  securities  remaining  outstanding  or  by  such  voting  securities  being converted  into  voting  securities  of  the  surviving  entity),  as  a  result  of  shares  in  MJMD held  by such  holders  prior  to  such  transaction,  at  least  fifty  percent  (50%)  of  the  total  voting  power represented  by  the  voting  securities  of  MJMD or  such  surviving  entity  outstanding  immediately after  such  transaction  or  series  of  transactions;  (ii)  a  sale,  lease  or  other  conveyance  of  all  or substantially  all  of  the  assets  of  MJMD  except  from  MJMD;  or  (iii)  the  commencement  of  any liquidation, dissolution or winding up of MJMD, whether voluntary or involuntary.

(e)

“Closing  Sale  Price”  means  the  last  closing  trade  price  for  MJMD’s

Common  Stock  on  an  Eligible  Market,  as  reported  by  Bloomberg,  or,  if  the  Eligible  Market begins  to  operate  on  an  extended  hours  basis  and  does  not  designate  the  closing  trade  price,  then the last trade price of MJMD’s Common Stock prior to 4:00 p.m., New York time, as reported by

Bloomberg,  or,  if  the  Eligible  Market  is  not  the  principal  securities  exchange  or  trading  market for  for  such  security,  the  last  trade  price  of  such  security  on  the  principal  securities  exchange  or trading  market  where  such  security  is  listed  or  traded  as  reported  by  Bloomberg,  or  if  the foregoing do not apply, the last trade price of such security in the over-the-counter market on the

electronic  bulletin  board  for  such  security  as  reported  by  Bloomberg.   All  such  determinations

shall  be  appropriately  adjusted  for  any  stock  dividend,  stock  split,  stock  combination  or  other similar transaction during such period.

(f)

“Conversion Price” means the lesser of (i) $0.02, as adjusted for any stock split,  stock  dividend,  stock  combination  or  other  similar  transaction,  (ii)  the  Closing  Sale  Price,

or (iii) the arithmetic average of the lowest Closing Sale Prices of MJMD Common Stock during the five (5) Trading Day period immediately preceding the date of such determination.

(g)

“Conversion  Shares”  shall  mean  the  shares  of  Common  Stock  of  MJMD issued by MJMD pursuant to the terms hereof.

(h)

“Eligible  Market”  means  The  New  York  Stock  Exchange,  NYSE  Amex,

the  Nasdaq  Global  Select  Market,  the  Nasdaq  Global  Market,  the  Nasdaq  Capital  Market  or  the

OTC Bulletin Board.

(i)

“Event of Default” has the meaning given in Section 5 hereof.

(j)

“Investor”  shall  mean  the  Person  specified  in  the  introductory  paragraph of this Note or any Person who shall at the time be the registered holder of this Note.

(k)

“Obligations”  shall  mean  and  include  all  loans,  advances,  debts,  liabilities and  obligations,  howsoever  arising,  owed  by  MJMD  to  Investor  of  every  kind  and  description

(whether  or  not  evidenced  by  any  note  or  instrument  and  whether  or  not  for  the  payment  of money),  now  existing  or  hereafter  arising  under  or  pursuant  to  the  terms  of  this  Note,  including,

all  interest,  fees,  charges,  expenses,  attorneys’  fees  and  costs  and  accountants’  fees  and  costs chargeable  to  and  payable  by  MJMD  hereunder  and  thereunder,  in  each  case,  whether  direct  or indirect, absolute or contingent, due or to become due, and whether or not arising after a Change of Control or the commencement of a proceeding under Title 11 of the United States Code (11 U.

S.  C.  Section 101  et  seq.),  as  amended  from  time  to  time  (including  post-petition  interest)  and whether or not allowed or allowable as a claim in any such proceeding.

(l)

“Person”   shall   mean   and   include   an   individual,   a   partnership,   a

corporation  (including  a  business  trust),  a  joint  stock  company,  a  limited  liability  company,  an unincorporated association, a joint venture or other entity or a governmental authority.

(m)

“Registration  Statement”  means  a  registration  statement  of  MJMD  under the 1933 Act covering securities of MJMD (including Common Stock) on Form S-3, if MJMD is then eligible to file using such form, and if not eligible, on Form S-1 or other appropriate form.

(n)

“SEC” means the Securities and Exchange Commission.

(o)

“Share  Reserve”  the  number  of  shares  of  Common  Stock  determined  by dividing  (i)  the  sum  of  (A)  all  such  unpaid  principal  plus  (B)  all  unpaid  and  accrued  interest under this Note by (ii) the Conversion Price.

(p)

“Trading  Day”  means  any  day  on  which  the  Common  Stock  is  traded  on the Eligible Market, or, if the Eligible Market is not the principal trading market for the Common

Stock,  then  on  the  principal  securities  exchange  or  securities  market  on  which  the  Common

Stock  is  then  traded;  provided  that,  “Trading  Day”  shall  not  include  any  day  on  which  the

Common  Stock  is  scheduled  to  trade  on  such  exchange  or  market  for  less  than  4.5  hours  or  any day  that  the  Common  Stock  is  suspended  from  trading  during  the  final  hour  of  trading  on  such exchange  or  market  (or  if  such  exchange  or  market  does  not  designate  in  advance  the  closing time  of  trading  on  such  exchange  or  market,  then  during  the  hour  ending  at  4:00:00 p.m.,  New

York time) unless such day is otherwise designated as a Trading Day in writing by Investor.

(q)

The  “1934  Act”  shall  mean  the  Securities  and  Exchange  Act  of  1934,  as amended.

(r)

The “1933 Act” shall mean the Securities Act of 1933, as amended.

2.

Payment.   In consideration for the issuance of this Note to Investor, Investor shall

deliver   to   MJMD   50kg   of   Investor’s   “CBD   GOLD”™,   at   $0.10/mg   of   CBD   at   24%

concentration for a total investment of $1,200,000.

3.

Prepayment.   This  Note  may  not  be  prepaid  at  any  time  without  the  prior  written

consent  of  Investor.   If  this  Note  is  not  earlier  converted  as  provided  herein,  all  unpaid  principal,

together  with  any  then  unpaid  and  accrued  interest  hereon,  shall  be  due  and  payable  on  the

Maturity  Date.     MJMD  will  make  all  cash  payments  due  under  this  Note  in  immediately available funds by 5:00 p.m. New York local time on the date such payment is due.

4.

Investor Representations.

(a)

Securities  Law  Compliance.   Investor  has  been  advised  that  this  Note  and

the underlying securities have not been registered under the Securities Act, or any state securities laws  and,  therefore,  cannot  be  resold  unless  they  are  registered  under  the  Securities  Act  and applicable  state  securities  laws  or  unless  an  exemption  from  such  registration  requirements  is available.  Investor is aware that MJMD is under no obligation pursuant to this Note to effect any such  registration  with  respect  to  this  Note  or  the  underlying  securities  or  to  file  for,  or  comply

with,  any  exemption  from  registration.   Investor  has  not  been  formed  solely  for  the  purpose  of making  this  investment  and  is  purchasing  this  Note  for  its  own  account  for  investment,  not  as  a nominee  or  agent,  and  not  with  a  view  to,  or  for  resale  in  connection  with,  the  distribution

thereof.    Investor  has  such  knowledge  and  experience  in  financial  and  business  matters  that

Investor  is  capable  of  evaluating  the  merits  and  risks  of  such  investment,  is  able  to  incur  a complete loss  of  such  investment and  is  able to  bear the economic risk of  such investment for  an indefinite period of time.

(b)

Accredited  Investor.    Investor  is  an  accredited  investor  as  such  term  is defined in Rule 501 of Regulation D under the Securities Act.

(c)

Access  to  Information.    Investor  acknowledges  that  MJMD  has  given

Investor  access  to  the  corporate  records  and  accounts  of  MJMD  and  to  all  information  in  its possession relating to MJMD, has made its officers and representatives available for interview by

Investor,  and  has  furnished  Investor  with  all  documents  and  other  information  required  for

Investor to make an informed decision with respect to the purchase of this Note.

(d)

Transfer  Restrictions.   Investor  acknowledges  that  (i)  the  Common  Stock

issuable   upon   conversion   of   this   Note   has   not   been   and   will   not   be   registered   under   the

provisions  of  the  1933  Act,  and  may  not  be  transferred  unless  (A)  subsequently  registered

thereunder,  or  (B)  Investor  shall  have  delivered  to   MJMD an  opinion  of  counsel,  reasonably

satisfactory  in  form,  scope  and  substance  to  MJMD,  to  the  effect  that  the  Common  Stock  to  be sold  or  transferred  may  be  sold  or  transferred  pursuant  to  an  exemption  from  registration  under the  1933  Act;  (ii)  any  sale  of  the  Common  Stock  made  in  reliance  on  Rule  144  may  be  made only  in  accordance  with  the  terms  of  such  Rule  and  further,  if  such  Rule  is  not  applicable,  any resale  of  such  Common  Stock  under  circumstances  in  which  the  seller,  or  the  Person  through whom  the  sale  is  made,  may  be  deemed  to  be  an  underwriter,  as  that  term  is  used  in  the  1933

Act,  may  require  compliance  with  some  other  exemption  under  the  1933  Act  or  the  rules  and regulations  of  the  SEC  thereunder;  and  (iii)  except  as  otherwise  provided  herein,  neither  MJMD nor  any  other  Person  is  under  any  obligation  to  register  the  Securities  under  the  1933  Act  or  to comply with the terms and conditions of any exemption thereunder.

(e)

Restrictive  Legend.    Investor  acknowledges  and  agrees  that,  until  such

time  as  the  Common  Stock  has  been  registered  under  the  1933  Act,  and  may  be  sold  in accordance  with  an  effective  Registration  Statement,  or  until  such  Common  Stock  can  otherwise

be   sold   without   restriction,   whichever   is   earlier,   the   certificates   and   other   instruments

representing  any  of  the  Common  Stock  shall  bear  a  restrictive  legend  in  substantially  the following  form  (and  a  stop-transfer  order  may  be  placed  against  transfer  of  any  such  Common

Stock):

THESE   SECURITIES   HAVE   NOT   BEEN   REGISTERED   UNDER   THE

SECURITIES  ACT  OF  1933,  AS  AMENDED,  OR  THE  SECURITIES  LAWS

OF  ANY  STATE  AND  MAY  NOT  BE  SOLD  OR  OFFERED  FOR  SALE  IN

THE  ABSENCE  OF  AN  EFFECTIVE  REGISTRATION  STATEMENT  FOR

THE  SECURITIES  OR  AN  OPINION  OF  COUNSEL  IN  FORM,  SUBSTANCE

AND     SCOPE     CUSTOMARY     FOR     OPINIONS     OF     COUNSEL     IN

COMPARABLE  TRANSACTIONS  OR  OTHER  EVIDENCE  ACCEPTABLE

TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, OR

UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

5.

MJMD Representations and Warranties.

(a)

Reporting  Status.   During  the  term  of  this  Note  and  so  long  as  Investor beneficially  owns  the  Conversion  Shares,  and  for  at  least  twenty  (20)  Trading  Days  thereafter,

MJMD  shall  file  all  reports  required  to  be  filed  with  the  SEC  pursuant  to  Sections 13  or  15(d)  of the 1934 Act, and shall take all reasonable action under its control to ensure that adequate current public  information  with  respect  to  MJMD,  as  required  in  accordance  with  Rule  144,  is  publicly available, and shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

(b)

Piggyback  Registrations.   From  and  after  the  time  this  Note  is  converted

to  Common  Stock  of  MJMD,  MJMD  shall  notify  Investor  in  writing  at  least  fifteen  (15)  Trading

Days  prior  to  the  filing  of  any  Registration  Statement  for  purposes  of  a  public  offering  of securities  of  MJMD  (including,  but  not  limited  to,  Registration  Statements  relating  to  secondary offerings  of  securities  of  MJMD)  and  will  afford  Investor  an  opportunity  to  include  in  such

Registration  Statement  all  or  part  of  the  Conversion  Shares.  If  Investor  desires  to  include  in  any such  Registration  Statement  all  or  any  part  of  the  Conversion  Shares,  then  Investor  shall,  within fifteen  (15)  Trading  Days  after  the  above-described  notice  from  MJMD,  so  notify  MJMD  in writing.  Such  notice  shall  state  the  intended  method  of  disposition  of  the  Conversion  Shares  by

Investor.  In  the  event  Investor  desires  to  include  less  than  all  of  the  Conversion  Shares  in  any

Registration  Statement,  it  shall  continue  to  have  the  right  to  include  any  Conversion  Shares  in any  subsequent  Registration  Statement  or  Registration  Statements  as  may  be  filed  by  MJMD with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(c)

Share   Reserve.     In   order   to   allow   for,   as   of   the   relevant   date   of

determination,  the  conversion  of  the  Obligations  into  Common  Stock,   MJMD shall  take  all

action  necessary  to  reserve  for  the  benefit  of  Investor   the  number  of  authorized  but  unissued

shares of Common Stock equal to the Share Reserve.

6.

Events  of  Default.    The  occurrence  of  any  of  the  following  shall  constitute  an

“Event of Default” under this Note:

(a)

Failure  to  Pay.    MJMD  shall  fail  to  pay  (i) when  due  any  principal  or interest  payment  on  the  due  date  hereunder  or  (ii) any  other  payment  required  under  the  terms  of this  Note  or  any  other  agreement  of  the  parties  on  the  date  due,  and  such  payment  shall  not  have been made within five (5) days of MJMD’s receipt of Investor’s written notice to MJMD of such failure to pay; or

(b)

Breaches  of  Covenants.   MJMD  shall  fail  to  observe  or  perform  any  other

covenant,  obligation,  condition  or  agreement  contained  in  this  Note  and  (i) such  failure  shall continue  for  thirty  (30)  days  after  MJMD  receives  notice  thereof  from  Investor,  or  (ii) if  such failure  is  not  curable  within  such  30-day  period,  but  is  reasonably  capable  of  cure  and  MJMD shall  not  have  commenced  a  cure  in  a  manner  reasonably  satisfactory  to  Investor  within  the initial  30-day  period  or  at  any  time  thereafter  ceases  to  use  commercially  practicable  efforts  to effect such cure; or

(c)

Voluntary  Bankruptcy  or  Insolvency  Proceedings.   MJMD  shall  (i) apply

for  or  consent  to  the  appointment  of  a  receiver,  trustee,  liquidator  or  custodian  of  itself  or  of  all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally  as  they  mature,  (iii) make  a  general  assignment  for  the  benefit  of  its  creditors,  (iv) be dissolved  or  liquidated,  (v) commence  a  voluntary  case  or  other  proceeding  seeking  liquidation,

reorganization  or  other  relief  with  respect  to  itself  or  its  debts  under  any  bankruptcy,  insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of  or  taking  possession  of  its  property  by  any  official  in  an  involuntary  case  or  other  proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or

(d)

Involuntary  Bankruptcy  or  Insolvency  Proceedings.   Proceedings  for  the

appointment of a receiver, trustee, liquidator or custodian of MJMD, or of all or a substantial part

of   the   property   thereof,   or   an   involuntary   case   or   other   proceedings   seeking   liquidation,

reorganization  or  other  relief  with  respect  to  MJMD  or  the  debts  thereof  under  any  bankruptcy,

insolvency  or  other  similar  law  now  or  hereafter  in  effect  shall  be  commenced  and  an  order  for relief  entered  or  such  proceeding  shall  not  be  dismissed  or  discharged  within  thirty  (30)  days  of commencement; or

(e)

Cessation  of  Operations.     Any  cessation  of  operations  by  MJMD,  or

MJMD  admits  it  is  otherwise  generally  unable  to  pay  its  debts  as  such  debts  become  due;

provided, however, that any disclosure of MJMD’s ability to continue as a “going concern” shall not be an admission that MJMD cannot pay its debts as they become due; or

(f)

Share Reserve.  MJMD’s failure to maintain the Share Reserve.

7.

Notice  of  Events  of  Default  and  Change  of  Control;  Rights  of  Investor  upon

Default.   MJMD  shall  furnish  to  Investor,  promptly  upon  the  occurrence  thereof,  written  notice of  the  occurrence  of  any  Event  of  Default  hereunder  and,  not  less  than  ten  (10)  days  prior  to  a

Change  of  Control,  written  notice  of  any  proposed  Change  of  Control.   Immediately  upon  the

occurrence   or   existence   of   any   Event   of   Default   and   at   any   time   thereafter   during   the

continuance  of  such  Event  of  Default,  all  outstanding  Obligations  payable  by  MJMD  hereunder shall  be  immediately  due  and  payable  without  presentment,  demand,  protest  or  any  other  notice of  any  kind,  all  of  which  are  hereby  expressly  waived,  anything  contained  herein  to  the  contrary

notwithstanding.   In  addition  to  the  foregoing  remedy,  upon  the  occurrence  or  existence  of  any

Event of Default, Investor may exercise any other right, power or remedy granted to it under this

Note  or  otherwise  permitted  to  it  by  law,  either  by  suit  in  equity  or  by  action  at  law,  or  both.

Upon an Event of Default, all unpaid obligations under this Note shall bear interest at the default rate of 12% per annum.

8.

Conversion.

(a)

Optional  Conversion.   At  any  time  prior  to,  on  or  following  the  Maturity

Date,  the  outstanding  principal  amount  of,  and  all  accrued  but  unpaid  interest  under,  this  Note shall be convertible at the option of the holder into that number of Conversion Shares determined by  dividing  (i)  the  sum  of  (A)  all  such  unpaid  principal  plus  (B)  all  unpaid  and  accrued  interest under this Note by (ii) the Conversion Price.

(b)

Mechanics  of  Conversion.     To  exercise  its  right  to  convert  this  Note

pursuant  to  Section  8(a),  Investor  shall  deliver  (whether  via  email,  facsimile  or  otherwise)  to

MJMD  a  copy  of  an  executed  notice  of  conversion  substantially  in  the  form  attached  hereto  as

Exhibit  A  (the  “Conversion  Notice”).   Investor  shall  promptly  thereafter  surrender  this  Note  to  a reputable  overnight  courier  for  delivery  to  MJMD  (or  an  indemnification  undertaking  with respect to this Note in the case of its loss, theft or destruction).

(c)

Fractional  Shares;  Interest;  Effect  of  Conversion.    No  fractional  shares

shall  be  issued  upon  conversion  of  this  Note.   In  lieu  of  MJMD  issuing  any  fractional  shares  to

Investor  upon  the  conversion  of  this  Note,  MJMD  shall  pay  to  Investor  an  amount  equal  to  the product  obtained  by  multiplying  the  Conversion  Price  by  the  fraction  of  a  share  not  issued

pursuant  to  the  previous  sentence.   Upon  conversion  of  this  Note  in  full  and  the  payment  of  any amounts  specified  in  this  Section 8(c),  MJMD  shall  be  forever  released  from  all  its  obligations and liabilities under this Note.

9.

Successors  and  Assigns.    Subject  to  the  restrictions  on  transfer  described  in

Sections  11  and  12  below,  the  rights  and  obligations  of  MJMD  and  Investor  shall  be  binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

10.

Waiver  and  Amendment.    Any  provision  of  this  Note  may  only  be  waived,

amended or modified upon the written consent of MJMD and Investor.

11.

Registration  and  Replacement  of  this  Note;  Transfer  of  Note  and  Securities

Issuable  on  Conversion  Hereof.   MJMD  will  keep,  at  its  principal  executive  office,  books  for

the  registration  and  registration  of  transfer  of  this  Note.   Prior  to  presentation  of  this  Note  for

registration  of  transfer,  MJMD  shall  treat  the  Person  in  whose  name  such  Note  is  registered  as the  owner  and  holder  of  such  Note  for  all  purposes  whatsoever,  whether  or  not  such  Note  shall

be   overdue,   and   MJMD   shall   not   be   affected   by   notice   to   the   contrary.     Subject   to   any

restrictions on or conditions to transfer set forth elsewhere in this Note, the holder of this Note, at its  option,  may  in  person  or  by  duly  authorized  attorney  surrender  the  same  for  exchange  at

MJMD’s  chief  executive  office,  and  promptly  thereafter  and  at  MJMD’s  expense,  except  as provided below, receive in exchange therefor one or more new Notes in the name of such holder,

each  in  the  principal  (or  for  the  number  of  shares,  as  applicable)  requested  by  such  holder,  dated the  date  to  which  interest  shall  have  been  paid  on  the  Note  so  surrendered  or,  if  no  interest  shall have  yet  been  so  paid,  dated  the  date  of  the  Note  so  surrendered  and  registered  in  the  name  of such Person or Persons as shall have been designated in writing by such holder or its attorney for the same principal amount as the then unpaid principal amount of the Note so surrendered (or for

the   number   of   shares,   as   applicable).     Upon   receipt   by   MJMD   of   evidence   reasonably

satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Note and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (b) in the case of mutilation, upon surrender thereof, MJMD, at its expense, will execute and deliver in lieu thereof  a  new  Note  executed  in  the  same  manner  as  the  Note  being  replaced,  in  the  same principal  amount  as  the  unpaid  principal  amount  of  such  Note  and  dated  the  date  to  which interest  shall  have  been  paid  on  such  Note  or,  if  no  interest  shall  have  yet  been  so  paid  on  such

Note, dated the date of such Note.

12.

Assignment  by  MJMD.    Neither  this  Note  nor  any  of  the  rights,  interests  or obligations  hereunder  may  be  assigned,  by  operation  of  law  or  otherwise,  in  whole  or  in  part,  by

MJMD  without  the  prior  written  consent  of  Investor,  such  consent  not  to  be  unreasonably withheld, delayed or conditioned.

13.

Notices.

All   notices,   requests,   demands,   consents,   instructions   or   other

communications   required   or   permitted   hereunder   shall   be   in   writing   and   faxed,   mailed   or

delivered to each party at the respective addresses of the parties as set forth on the signature page hereto, or at such other address or facsimile number as MJMD shall have furnished to Investor in

writing.   All  such  notices  and  communications  will  be  deemed  effectively  given  the  earlier  of

(i) when  received,  (ii) when  delivered  personally,  (iii) one  business  day  after  being  delivered  by facsimile  (with  receipt  of  appropriate  confirmation),  (iv) one  business  day  after  being  deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

14.

Payment.   Payment  shall  be  made  in  lawful  tender  of  the  United  States,  and  all references to dollar amounts shall refer to United States Dollars.

15.

Expenses;  Waivers.   If  any  action  is  instituted  with  a  court  to  collect  this  Note,

MJMD  shall  pay  all  costs  and  expenses,  including,  without  limitation,  reasonable  attorneys’  fees

and  costs,  incurred  in  connection  with  such  action.    MJMD  hereby  waives  notice  of  default,

presentment  or  demand  for  payment,  protest  or  notice  of  nonpayment  or  dishonor  and  all  other

notices  or  demands  relative  to  this  instrument.    Each  party  shall  bear  its  own  fees  and  costs

incurred in connection with the consummation of the transactions contemplated by this Note.

16.

Governing Law; Venue.   This Note and all actions arising out of or in connection

with  this  Note  shall  be  governed  by  and  construed  in  accordance  with  the  laws  of  the  State  of

Nevada,  without  regard  to  the  conflicts  of  law  provisions  of  the  State  of  Nevada  in  every  respect including,  without  limitation,  validity,  interpretation,  and  performance.  Any  suit  or  proceeding arising  from  or  relating  in  any  way  to  the  subject  matter  of  this  Note  shall  be brought  only  in  the courts,  state  and  federal,  located  in  the  State  of  Nevada,  and  the  parties  hereby  consent  to  the exclusive federal jurisdiction and venue of such courts.

17.

Failure  or  Indulgence  Not  Waiver.   No  failure  or  delay  on  the  part  of  Investor  in

the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any  single  or  partial  exercise  of  any  such  power,  right  or  privilege  preclude  other  or  further

exercise  thereof  or  of  any  other  right,  power  or  privilege.    All  rights  and  remedies  existing

hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

18.

Severability.      In   the   event   that   any   provision   of   this   Note   is   invalid   or

unenforceable  under  any  applicable  statute  or  rule  of  law,  then  such  provision  shall  be  deemed inoperative  to  the  extent  that  it  may  conflict  herewith  and  shall  be  deemed  modified  to  conform

with  such  statute  or  rule  of  law.   Any  such  provision  which  may  prove  invalid  or  unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.

MEDIJANE HOLDINGS INC. has caused this Note to be issued as of the date first written above.

M EDIJ ANE H OLDINGS I NC.

By:

Name:  Russell Stone

Title:    Chief Executive Officer

Address:

2011 Ken Pratt Blvd., Suite 300

Longmont, CO 80501

ACKNOWLEDGED AND AGREED:

CANNAVEST CORP.

By:

Name: Michael Mona, Jr.

Title: Chief Executive Officer

Address:

2688 S. Rainbow Blvd., Suite B

Las Vegas, NV 89146

EXHIBIT A

CONVERSION NOTICE

MediJane Holdings Inc.

Date:

Attn: Chief Executive Officer

2011 Ken Pratt Blvd., Suite 300

Longmont, CO 80501

CONVERSION NOTICE

The  above-captioned  Investor  hereby  gives  notice  to  MediJane  Holdings  Inc.  (the  “Company”),

pursuant to that certain Convertible Promissory Note made by the Company in favor of Investor (the

“Note”), that Investor elects to convert the portion of the Note balance set forth below into fully paid and  non-assessable  shares  of  Common  Stock  of  the  Company  as  of  the  date  of  conversion  specified

below.   Said  conversion  shall  be  based  on  the  Conversion  Price  set  forth  below.   In  the  event  of  a

conflict between this Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the  election  of  Investor  (or  the  holder  hereof)  in  its  sole  discretion,  such  holder  may  provide  a  new form  of  Conversion  Notice  to  conform  to  the  Note.  Capitalized  terms  used  in  this  notice  without definition shall have the meanings given to them in the Note.

A.    Date of conversion:     ____________

B.    Conversion Amount:    ____________

C.    Conversion Price:  _______________

D.    Conversion Shares:  _______________ (C divided by D)

E.    Remaining Outstanding Balance of Note:  ____________

Sincerely,

CANNAVEST CORP.

By:

Name: Michael Mona, Jr.

Title: Chief Executive Officer